Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with Amendment No. 1 to the Annual Report on Form 10-K/A of Lowe's Companies, Inc. (the "Company") for the fiscal year ended January 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert F. Hull, Jr., Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Robert F. Hull, Jr.

________________________________

Name: Robert F. Hull, Jr.

Title: Senior Vice President and Chief Financial Officer

Date: April 13, 2004

*A signed original of this written statement required by Section 906 has been provided to Lowe's Companies, Inc. and will be retained by Lowe's
Companies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.